EXHIBIT 32.2


                   CERTIFICATION PURSUANT TO 18 U.S.C. SECTION
                 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


I, Hugh Wain Swapp, the Chief Financial Officer of INTERNATIONAL CARD ESTABLISHMENT, INC. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Annual Report on Form 10-KSB/A of the Company for the fiscal year ended December 31, 2004 (the "Report") fully complies with the requirements of
     Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to International Card Establishment, Inc. and will be retained by International Card Establishment, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.





Date:  October 25, 2005


/s/ HUGH WAIN SWAPP
___________________________
    Hugh Wain Swapp
    Chief Financial Officer